UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2019
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue
Ames, Iowa, 50010
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REGI	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On December 20, 2019, President Trump signed into law reinstatements and extensions of a set of tax provisions, including the retroactive reinstatement for 2018 and 2019 and extension for 2020 through 2022 of the federal biodiesel mixture excise tax credit. With respect to the business of Renewable Energy Group, Inc. (the "Company") conducted in 2018 and in the first nine months of 2019, the amount of the retroactive credit is estimated to result in an aggregate net benefit to the Company in the range of $440 million to $470 million. The aggregate net benefit for the aforementioned period, which will be recognized in the fourth quarter of 2019, will increase the Company’s pre-tax operating earnings by a similar amount. For purposes of the Company's presentation of Adjusted EBITDA, the aggregate net benefit will be allocated by the Company to the corresponding quarterly periods in 2018 and 2019 in which the business giving rise to the retroactive credit was conducted. The final amount of the net benefit to be realized by the Company remains subject to completion of the Company’s year-end results and financial statements.
The Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company's net benefit related to retroactive federal biodiesel mixture excise tax credit and expected effect on the Company's 2019 financial results. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, completion of the Company's year-end results and financial statements and other risks and uncertainties described from time to time in the Company's quarterly report on Form 10-Q for the period ended September 30, 2019, annual report on Form 10-K for the year ended December 31, 2018 and other periodic filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake to update any forward-looking statements based on new developments or changes in our expectations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 27, 2019

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer